Exhibit 10.41

IN ACCORDANCE WITH ITEM 601 OF REGULATION S-K, CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE EXHIBIT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

NANJING YONGLEI MEDICAL PRODUCTS IMPORT AND EXPORT TRADE CO. LTD

Address: Room 603 Building 8,Jinlingshangfu,118,Daguang Road Nanjing China

Tel: [*] Fax: [*]

E-mail: [*] http://www.everichmed.com

PROFORMA INVOICE

Invoice To: ALITOM MEDICARE LTD	P/I No:
Terms of delivery:	Date: ______ ,202__

Item	Description	QUANTITY	Unit Price(U $)	Total Value(U$)

sea freight charges to be collect

Total:

Remark:1.Payment:BY T/T 10% in advance, remaining 90% 90days after B/L Date

2.Delivery:details as per delivery Schedule attached.

3.Freight charges and DTHC if any to be added to the total amount of each consignment as per actual collect amount.

Bank of China Jiangsu Branch

Address:148 Zhongshan Nanlu, Nanjing, China

Swift code: [*]

Account: [*]

Nanjing Yonglei Medical Products Import and Export Trade Co., Ltd.

Signature:
Name: